UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 31, 2016
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 31, 2016, Boyd Gaming Corporation (“Boyd”) announced it has entered into an Equity Purchase Agreement (the “Purchase Agreement”) to sell its 50% equity interest in Marina District Development Holding Company, LLC (“MDDHC”), the parent company of the Borgata Hotel Casino & Spa in Atlantic City, New Jersey (“Borgata”), to MGM Resorts International (“MGM”).

Borgata was developed as a 50%/50% joint venture between Boyd Atlantic City, Inc., a wholly-owned subsidiary of Boyd (“Seller”), and MAC, Corp., an indirect, wholly-owned subsidiary of MGM (“MAC”). Boyd will sell its interest in Borgata to MGM pursuant to a Purchase Agreement, entered into on May 31, 2016, by and among MGM, Boyd and Seller.

Pursuant to the terms and subject to the conditions of the Purchase Agreement, MGM will acquire from Seller 49% of its 50% membership interest in MDDHC and, immediately thereafter, MDDHC will redeem Seller’s remaining 1% membership interest in MDDHC (collectively, the “Transaction”). Following the Transaction, MDDHC will be a wholly-owned subsidiary of MGM.

In consideration for the Transaction, MGM will pay to Boyd $900 million, adjusted for outstanding indebtedness, cash, and working capital on the closing date. Boyd estimates that the initial net cash proceeds will be approximately $600 million, subject to adjustments. These initial proceeds do not include Boyd’s 50% share of potential future property tax settlement benefits.  Borgata estimates that it is entitled to property tax refunds totaling $180 million, including amounts due under court decisions rendered in its favor, and estimates for open tax appeals.

The completion of the Transaction is subject to customary closing conditions and the receipt of all required regulatory approvals, including, among others, approval by the New Jersey Casino Control Commission and the New Jersey Division of Gaming Enforcement. Subject to the satisfaction or waiver of conditions in the Purchase Agreement, Boyd currently expects the Transaction to close during the third quarter of 2016.

The Purchase Agreement contains customary representations, warranties, covenants and termination rights, as well as indemnification obligations of each of Boyd and MGM. Seller has also agreed, during the period between the execution of the Purchase Agreement and the consummation of the Transaction, (i) to cause MDDHC to carry on its business in the ordinary course consistent with past practice and (ii) not to solicit proposals regarding alternate transactions and not to engage in discussions concerning, furnish information with respect to or enter into any agreement with any third party concerning such alternative transactions.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 31, 2016, Boyd issued a press release announcing that it had entered into the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Equity Purchase Agreement, dated as of May 31, 2016, entered into by and among, Boyd Gaming Corporation, Boyd Atlantic City, Inc., and MGM Resorts International.†

99.1	Press Release.

† Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

# # # #

Important Information Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transaction contemplated by the definitive agreement, Boyd Gaming’s expectations regarding the timing of closing, the anticipated amount of the property tax refunds or court settlements, the final purchase price, as well as the potential benefits to be achieved from the sale of the Borgata, including the opportunity to unlock significant value for Boyd’s shareholders, the intended use of the proceeds from the sale, and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that the transaction contemplated by the definitive agreement will not close on the expected terms (or at all), the amount of any tax refunds or court settlement amounts, litigation, or the satisfaction or waiver of any of the closing conditions that could delay or prevent the closing, and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd Gaming’s Annual Report on Form 10-K for the year ended December 31, 2015, and in Boyd Gaming’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to Boyd Gaming as of the date hereof, and Boyd Gaming assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 2, 2016	Boyd Gaming Corporation

	By:	/s/ Josh Hirsberg
Josh Hirsberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Equity Purchase Agreement, dated as of May 31, 2016, entered into by and among, Boyd Gaming Corporation, Boyd Atlantic City, Inc., and MGM Resorts International.†

99.1	Press Release.

† Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.